Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,710,939.23
Previously Paid Amount	0.00
Total Fee Amount	5,467.34
Total Offset Amount	0.00
Net Fee	$ 5,467.34